UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  x                             Filed by a Party other than the Registrant  ¨
Check the appropriate box:
¨    Preliminary Proxy Statement
¨    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
¨    Definitive Proxy Statement
x    Definitive Additional Materials
    Soliciting Material Pursuant to §240.14a-12
SENSATA TECHNOLOGIES HOLDING PLC

(Name of Registrant as Specified in its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
x    No fee required.
¨    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

¨    Fee paid previously with preliminary materials.
¨    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

 4)    Date Filed:

Your Vote Counts!
SENSATA TECHNOLOGIES HOLDING PLC

2022 Annual General Meeting
Vote by May 25, 2022
11:59 PM ET
SENSATA TECHNOLOGIES HOLDING PLC 529 PLEASANT ST. ATTLEBORO, MA 02703

D71885-P70689

You invested in SENSATA TECHNOLOGIES HOLDING PLC and it's time to vote!
You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a paper copy of voting material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 26, 2022 10:00 a.m. Eastern Time
The Company's United States Headquarters 529 Pleasant Street Attleboro, MA 02703
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Andrew C. Teich	For
1b.	Jeffrey J. Cote	For
1c.	John P. Absmeier	For
1d.	Daniel L. Black	For
1e.	Lorraine A. Bolsinger	For
1f.	James E. Heppelmann	For
1g.	Constance E. Skidmore	For
1h.	Steven A. Sonnenberg	For
1i.	Martha N. Sullivan	For
1j.	Stephen M. Zide	For
2.	Advisory resolution to approve executive compensation	For
3.	Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm	For
4.	Advisory resolution on Director Compensation Report	For
5.	Ordinary resolution on Director Compensation Policy	For
6.	Ordinary resolution to reappoint Ernest & Young LLP as the Company's U.K. statutory auditor	For
7.	Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement	For
7.	Ordinary resolution to receive the Company's 2021 Annual Reports and Accounts	For
9.	Special resolution to approve the form of share repurchase contracts and repurchase counterparties	For
10.	Ordinary resolution to authorize the Board of Directors to issue equity securities	For
11.	Special resolution to authorize the Board of Directors to issue equity securities without pre-emptive rights	For
12.	Ordinary resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans	For
13.	Special resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans without pre-emptive rights	For
NOTE: To transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D71886-P70689